FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                         Date of Report:   October 27, 2003


                                  BORGWARNER INC.
               (Exact name of registrant as specified in its charter)


     Delaware                    1-12162                13-3404508
(State of Incorporation)      (Commission File No.)    (IRS Employer
                                                      Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (Address of principal executive offices)

Registrant's telephone number, including area code:    (312) 322-8500



Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     (99.1)    BorgWarner Inc. Press Release dated October 27, 2003.

Item 12.  Results of Operations and Financial Condition


     On October 27, 2003, BorgWarner Inc. issued a press release regarding its earnings for the third quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BORGWARNER INC.


                                        /s/ Vincent M. Lichtenberger
                                   By:----------------------------
                                        Vincent M. Lichtenberger
                                        Assistant Secretary


Dated:    October 27, 2003